April 17, 2003

           SUPPLEMENT TO THE APRIL 17, 2003 CLASS A, B, C PROSPECTUS, CLASS R PROSPECTUS AND CLASS Y PROSPECTUS FOR PIONEER GROWTH SHARES

The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

MANAGEMENT

INVESTMENT ADVISER

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. Currently, Pioneer does not intend to use a subadviser in connection with the fund, but will be able to do so in the future with the approval of the fund's trustees.

MANAGEMENT FEE
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund.

Pioneer's fee varies based on:
o The fund's assets; Pioneer earns an annual basic fee equal to 0.70% of the fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.625% on assets over $1 billion.
o Effective May 1, 2003, the investment performance of the fund compared to the Russell 1000 Growth Index. The performance comparison is made for a rolling 36-month period. For periods prior to May 1, 2003, the performance comparison will be made to the Russell 1000 Index.



                                                                   13610-00-0403
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC